                                                                EXHIBIT 10.45


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ARE "RESTRICTED" SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

                                                             WARRANT TO PURCHASE
                                               Up to a maximum of 270,000 Shares

                    INTELECT COMMUNICATIONS SYSTEMS LIMITED
                            (a Bermuda corporation)

                          WARRANT FOR THE PURCHASE OF
                     Common Stock, $.01 Par Value per Share

            THIS WARRANT MAY BE EXERCISED ONLY PURSUANT TO ITS TERMS
          (BUT IN ANY EVENT NOT BEFORE JUNE 19, 1997) AND WILL BE VOID
         AFTER 6:00 P.M. CENTRAL DAYLIGHT SAVINGS TIME ON JUNE 19, 2004

         This warrant (the "Warrant") certifies that, for value received, Amerix Electronics, Inc., ("Purchaser") is entitled, at any time and from time to time on or after June 19, 1997 (the "Beginning Date"), and at any time prior to 6:00 p.m. Central Daylight Savings Time on June 19, 2004 (the "Expiration Time"), to purchase from Intelect Communications Systems Limited, a Bermuda corporation (the "Company"), but only in accordance with and subject to the satisfaction of the terms and conditions of this Warrant, up to the number of shares shown above (the "Warrant Shares") of common stock, par value $.01, of the Company (the "Common Stock"). Purchaser's right to exercise this Warrant shall be subject to the following terms and conditions:

         1. The Purchaser shall have the right to purchase, pursuant to the terms of this Warrant, 6,750 Warrant Shares for every One Million Dollars ($1,000,000) of the products (the "Products") sold by the Company (for purposes of this Section 1, the Company shall include any of the Company's wholly-owned subsidiaries) and purchased from the Company and paid for on or before June 19, 2001 by the Purchaser to the Company, up to an aggregate of 270,000 Warrant Shares. For example, if Purchaser purchases from the Company Four Million Dollars ($4,000,000) of the Company's Products and the Company receives payment for such purchase, Purchaser shall be entitled to acquire, upon payment to the Company of the Exercise Price (as stated below), 27,000 Warrant Shares. Purchaser has projected that it will purchase $40,000,000 of the Company's Products from the Company over the next four years, and in the event Purchaser does so purchase and pay for $40,000,000 of Products on or before June 19, 2001, it would be entitled to purchase an aggregate of 270,000 Warrant Shares, subject to the terms of this Warrant. Purchaser shall not be entitled to exercise this Warrant as to any such Warrant Shares unless and until the Company has received full payment for all of such Products as to which the exercise of the Warrant Shares relates. If Purchaser is entitled to acquire Warrant Shares as described above, then Purchaser shall exercise this Warrant as to the Warrant Shares to which it is entitled by surrendering this Warrant and paying in full, by cash or cashier's check, in lawful money of the United States, the Exercise Price. The Exercise Price shall be a per share price equal to the average per share closing trading price of the Company's Common Stock on Nasdaq (or any exchange on which the Company's Common Stock is traded) for the five (5) consecutive trading days prior to the Beginning Date. Notwithstanding the foregoing, Purchaser shall not be entitled to exercise this Warrant for any orders for the Company's Products unless such orders are received by the Company and paid for by the Purchaser on or before June 19, 2001. For purposes of this Section 1, all orders for the Company's products since January 10, 1997 shall be counted for purposes of determining the amount of Warrant Shares to which Purchaser is entitled, provided such orders have been fully paid for.

         2. On the exercise of all or any portion of this Warrant in the manner provided above, the person exercising the same shall be deemed to have become a holder of record of Common Stock (or of the other securities or properties to which he or it is entitled on such exercise) for all purposes, and certificates for the securities so purchased shall be delivered to the Purchaser within a reasonable time after the Warrant shall have been exercised as set forth above. If this Warrant shall be exercised with respect to only a portion of the Warrant Shares covered hereby, the Purchaser shall be entitled to receive a similar warrant of like tenor and date covering the number of Warrant Shares with respect to which this Warrant shall not have been exercised.

         3. The Company covenants and agrees that the Warrant Shares which may be issued on the exercise of the rights represented by this Warrant will, upon receipt of the Exercise Price, be fully paid and nonassessable, and free from all taxes, liens, and charges with respect to the issue thereof. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

         4. The number of Warrant Shares purchasable pursuant to this Warrant may be subject to adjustment from time to time as follows:

                 (a) If the Company issues any stock dividends on its Common Stock and such dividends are made available to all of its holders of Common Stock, the number of Warrant Shares exercisable hereunder shall be proportionately increased, such adjustment to become effective immediately after the opening of business on the day following such record date.

                 (b) If the Company shall subdivide the outstanding shares of Common Stock into a greater number of shares, combine the outstanding shares of Common Stock into a smaller number of shares, or issue by reclassification any of its shares, the number of Warrant Shares in effect immediately prior thereto shall be adjusted so that the holder of this Warrant shall be entitled to receive, after the occurrence of any of the events described, the number of Warrant Shares to which the holder would have been entitled had this Warrant been exercised immediately prior to the occurrence of such event.
         Such adjustment shall become effective immediately after the opening of business on the day following the date on which such subdivision, combination, or reclassification, as the case may be, becomes effective.

                 (c) If any capital reorganization or reclassification of Common Stock, or consolidation or merger of the Company with another corporation or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or assets with respect to or in exchange for Common Stock, then as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful adequate provisions shall be made whereby the holder of this Warrant shall thereafter have the right to acquire and receive on exercise hereof such shares of stock, securities, or assets as would have been issuable or payable (as part of such reorganization, reclassification, consolidation, merger or sale) with respect to or in exchange for such number of outstanding shares of Common Stock as would have been received on exercise of this Warrant immediately before such reorganization, reclassification, consolidation, merger or sale. In any such case, appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof shall thereafter be applicable in relation to any shares of stock, securities, or assets thereafter deliverable on the exercise of this Warrant. The Company will not effect any such consolidation, merger, or sale unless prior to the consummation thereof the successor corporation resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument mailed or delivered to the holder hereof at its last address appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire on exercise of this Warrant.

                 (d) No fraction of a share shall be issued on exercise hereof, but, in lieu thereof, the Company, notwithstanding any other provision hereof, may pay therefor in cash at the Exercise Price of any such fractional share at the time of exercise.

                 (e) Neither the purchase or other acquisition by the Company of any shares of Common Stock nor the sale or other disposition by the Company of any shares of Common Stock shall affect any adjustment of the Exercise Price or be taken into account in computing any subsequent adjustment of the Exercise Price.

         5. This Warrant shall not be transferable or assignable by the Purchaser.

         6. The Purchaser represents, warrants and covenants to the Company as follows:

                 (i) The Purchaser will acquire the Warrant Shares for its own account for investment purposes and not with a view towards distribution. The Purchaser understands and agrees that it must bear the economic risks of its investment for an indefinite period of time. The Purchaser has received and carefully reviewed copies of all documents filed by the Company as of the time of each exercise with the Securities and Exchange Commission. The Purchaser understands that the offer and sale of the Warrant Shares are being made only by means of this Warrant. No representations or warranties have been made to the Purchaser by the Company, the officers or directors of the Company, or any agent, employee or affiliate of any of them. The Purchaser is aware that the purchase of the Warrant Shares involves a high degree of risk and that it may sustain, and has the financial ability to sustain, the loss of its entire investment. The Purchaser has had the opportunity to ask questions of, and receive answers, satisfactory to it from the Company's management regarding the Company. The Purchaser understands that no Federal or State governmental authority has made any finding or determination relating to the fairness of an investment in the Warrant Shares and that no Federal or State governmental authority has recommended or endorsed, or will recommend or endorse, the investment herein. The Purchaser, in making the decision to purchase the Warrant Shares subscribed for, has relied upon independent investigations made by it and has not relied on any information or representations made by third parties. The Purchaser has significant assets, and upon consummation of the purchase of the Warrant Shares, will continue to have significant assets exclusive of the Warrant Shares. The Purchase has not been organized for the purpose of acquiring the Warrant Shares;

                 (ii) The Purchaser is an "accredited investor" within the meaning of Rule 501 of the Securities Act of 1933, as amended (the "Securities Act");

                 (iii) The Purchaser understands that the Warrant Shares are being offered and sold to it in reliance on specific provisions of Federal and State securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such provisions;

                 (iv) The Purchaser, in making the decision to purchase the Warrant Shares subscribed for, has relied upon independent investigations made by it and has not relied on any information or representations made by third parties.

         The Purchaser understands that neither this Warrant nor the Warrant Shares have been registered under the Securities Act and therefore it cannot dispose of any or all of this Warrant or the Warrant Shares unless or until such Warrant or Warrant Shares are subsequently registered under the Securities Act or exemptions from such registration are available. Accordingly, the shares issuable on exercise of this Warrant shall be restricted securities within the meaning of Rule 144 promulgated under the Securities Act, and all certificates for such shares shall contain a legend in substantially the following form:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT."

         7. As used herein, the term "Common Stock" shall mean and include the Common Stock authorized on the date of the original issue of this Warrant, and shall also include any capital stock of any class of the Company thereafter authorized that shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets on the voluntary or involuntary liquidation, dissolution, or winding up of the Company; provided that the Warrant Shares purchasable pursuant to this Warrant shall include only shares of the class designated in the Company's Charter as Common Stock on the date of the original issue of this Warrant or, in the case of any reorganization, reclassification, consolidation, merger, or sale of assets of the character referred to in paragraph 4(c) hereof, the stocks, securities, or assets provided for in such paragraph.

         8. This agreement shall be construed under and be governed by the laws of the State of Texas.

         9. Any notices required or permitted hereunder shall be sufficiently given if delivered by hand or sent by registered or certified mail, postage prepaid, addressed as follows:

         If to the Purchaser, to:

                 Amerix Electronics, Inc.
                 431 E. Grand Ave.
                 El Segundo, Calif. 90245
                 Attention:  Tehan Oh

         If to the Company, to:

                 Intelect Communications Systems Limited
                 1100 Executive Drive
                 Richardson, Texas 75081
                 Attention:  President

or such other address as shall be furnished in writing by any party to the other, and any such notice or communication shall be deemed to have been given as of the date delivered by hand or three days after being so deposited in the mails.

         Dated effective this 19th day of June, 1997.


                                     INTELECT COMMUNICATIONS SYSTEMS LIMITED


                                     By:    /s/ HERMAN M. FRIETSCH
                                            --------------------------------
                                            Herman M. Frietsch
                                            Chairman of the Board


                                     AMERIX ELECTRONICS, INC.


                                     By:    /s/ TEHAN OH
                                            --------------------------------
                                     Its:   President

                                Form of Purchase

                  (to be signed only upon exercise of warrant)

TO:      INTELECT COMMUNICATIONS SYSTEMS LIMITED

         The undersigned, the owner of the attached warrant, hereby irrevocably elects to exercise the purchase rights represented by the warrant for, and to purchase thereunder, ___________________ shares of common stock of Intelect Communications Systems Limited, and herewith makes payment of $______________ therefor, and requests that the certificate(s) for such shares be delivered to

                      ___________________________________
                      ___________________________________
                      ___________________________________
                      ___________________________________

and if such shall not be all of the shares purchasable hereunder, that a new warrant of like tenor for the balance of the shares purchasable under the attached warrant be delivered to the undersigned.



         Dated this _____ day of _____________, ______.


                                        ____________________________________
                                                Signature